SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
               Deutsche CROCI (Reg. TM) Sector Opportunities Fund




The following information replaces similar information relating to the fund under the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:


The following waivers are currently in effect for the fund:


The Advisor has contractually agreed through September 30, 2015 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at 1.35%, 2.10%, 1.10% and 1.20% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


               Please Retain This Supplement for Future Reference


July 8, 2015
SAISTKR-206
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]